Exhibit 10.46

OPTION TO AMEND SECURITIES PURCHASE AGREEMENT

THIS OPTION TO AMEND SECURITIES PURCHASE AGREEMENT, dated January 9, 2012, (this “Option to Amend”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Purchaser”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

A.            The Company and Purchaser are parties to the Securities Purchase Agreement, dated March 4, 2010 (as amended by Amendment No. 1 to Securities Purchase Agreement, dated July 30, 2010, Amendment No. 2 and Waiver to Securities Purchase Agreement, dated October 26, 2010, Amendment No. 3 to Securities Purchase Agreement, dated December 20, 2010, Amendment No. 4 to Securities Purchase Agreement, dated July 7 ,2011, and as further amended, restated or replaced, the “Agreement”); and

B.            The parties desire to provide the Company with the option to amend the Agreement to modify dates for specified payments provided in the Agreement.

Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

The Company may, at is option amend the Agreement by written notice to Purchaser delivered (in the manner specified in the Agreement) on or before December 31, 2012, to provide that the payments specified in the last sentence of Section 7.2(e) shall be payable on April 30, 2013 (or credited against the Arrangement Fee), instead of as provided in Section 7.2(e).

Except as may be amended by the Company upon exercise of this Option, the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

		By:	/s/ Bruce D. Hansen

		Name:	Bruce D. Hansen

		Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Nelson Feng Chen

Name:	Nelson Feng Chen

Title:	Director